                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 18, 2000

                Advanta Revolving Home Equity Loan Trust 2000-A
               (Exact Name of Registrant as Specified in Charter)

              Nevada                                  333-92669-01                      88-0360305
(State or Other Jurisdiction of                     (Commission File                   (IRS Employer
         Incorporation)                                   Number)                  Identification Number)

                        Advanta Conduit Receivables, Inc.
               (Exact Name of Registrant as Specified in Charter)

              Nevada                                     333-92669                     88-0360305
(State or Other Jurisdiction of                     (Commission File                  (IRS Employer
         Incorporation)                                   Number)                  Identification Number)

 Attention: General Counsel
 10790 Rancho Bernardo Road
   San Diego, California                                                                  92127
   (Address of Principal                                                                (Zip Code)
     Executive Offices)

Registrant's telephone number,
including area code:                                                                 (858) 674-1800

          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

         Incorporation of Certain Documents by Reference.

         In connection with the issuance of the Notes, the Company is filing herewith the consent of Arthur Andersen LLP to the use of their report and all references to their firm in the prospectus supplement relating to the issuance of the Advanta Revolving Home Equity Loan Trust 2000-A Asset-Backed Notes.
The consent of Arthur Andersen is attached hereto as Exhibit 23.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)               Not applicable.

(b)               Not applicable

(c)               Exhibits:


                  Exhibit No.           Description
                  23.1                  Consent of Arthur
                                        Andersen LLP

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2000                ADVANTA REVOLVING HOME EQUITY
                                    LOAN TRUST 2000-A

                                    By:      Advanta Conduit Receivables, Inc.

                                    By:      /s/ Michael Coco
                                             ----------------
                                    Name:    Michael Coco
                                    Title:   Vice President





                                    ADVANTA CONDUIT RECEIVABLES, INC.

                                    By:      /s/ Michael Coco
                                             ----------------
                                    Name:    Michael Coco
                                    Title:   Vice President